PROPERTY, PLANT AND EQUIPMENT	12 Months Ended
Dec. 31, 2017
Property, plant and equipment [abstract]
PROPERTY, PLANT AND EQUIPMENT
ellatrix has included $832 million (2016: $950 million) for future development costs and excluded $46.6 million (2016: $46.0 million) for estimated salvage from the depletion and depreciation calculation for the three months ended December 31, 2017. Operated facilities include capital associated with Phase 1 of the Bellatrix O’Chiese Nees-Ohpawganu’ck deep-cut gas plant at Alder Flats (the “Alder Flats Plant”), as well as capital associated with Phase 2 and related infrastructure. Costs of facilities under construction of $39.7 million related to Phase 2 of the Alder Flats Plant as at December 31, 2017 were excluded from depreciation calculations.
Dispositions
During the third quarter of 2017, Bellatrix completed the sale of certain non-core oil and gas properties in the West Pembina area of Alberta for gross proceeds of $16.0 million, effective July 1, 2017. Bellatrix recorded a loss of $18.6 million on the sale.
During the second quarter of 2017, Bellatrix completed the sale of certain non-core oil and gas properties in the Strachan area of Alberta for gross proceeds of $34.5 million, effective April 1, 2017. Bellatrix recorded a loss of $37.0 million on the sale. Additionally, in the second quarter, Bellatrix transferred certain production facilities and infrastructure to a third party midstream company in exchange for proceeds of $20 million. Under the terms of the agreement, Bellatrix will have exclusive access to, and operatorship of, the infrastructure. Bellatrix recorded a deferred capital obligation of $20 million in the second quarter of 2017 for the production facilities. Work on the production facilities was completed in the fourth quarter of 2017 resulting in a deferred capital obligation of nil as at December 31, 2017.
During the second quarter of 2016, Bellatrix sold certain production facilities to a third party midstream company for proceeds of $75 million effective May 3, 2016. Pursuant to the agreement, Bellatrix maintains operatorship and preferential access to the facilities for its operated production volumes and will pay an annual rental fee over the eight years duration of the agreement. In addition, Bellatrix retains, at its sole discretion, the option to repurchase the facilities at any time during the agreement period. Payments for use of the facilities are treated as an operating lease and included in Bellatrix’s corporate commitments.
During the third quarter of 2016, Bellatrix completed a $112.5 million disposition of a 35% working interest in the Alder Flats Plant (“Alder Flats Plant Sale”) to Keyera Partnership ("Keyera"). As part of the transaction, Bellatrix and Keyera entered into a midstream services and governance agreement pursuant to which Bellatrix will have exclusive access to the purchased capacity (approximately 80.5 MMcf/d post commissioning of Phase 2) for a term of 10 years, and will remain the operator of the Alder Flats Plant.  In exchange for granting exclusive access to the purchased capacity during the term, Keyera will be entitled to receive, on an annual basis, a guaranteed fee calculated with reference to the capital fees that Keyera will otherwise receive in accordance with the terms of the construction, ownership and operation agreement governing the Alder Flats Plant. Following completion of the transaction, Bellatrix retains a 25% interest in the Alder Flats Plant, and has the option to reacquire a 5% interest in the Alder Flats Plant near the end of the final year of the agreement at a cost of $8 million.
Bellatrix recorded a gain on disposition of $9.8 million in relation to the Company’s disposed working interest in Phase 1 of the Alder Flats Plant and a deferred gain of $10.7 million related to the prepayment for the working interest in Phase 2 of the Alder Flats Plant which is currently under construction. Bellatrix recorded a deferred capital obligation for the remaining Phase 2 costs to be incurred to construct and commission Phase 2, related to Keyera’s 35% working interest, and a deferred financing obligation. At December 31, 2017, the balances of these obligations are $4.8 million and $1.5 million, respectively and work on the Alder Flats Plant is expected to be completed in the second quarter of 2018.
During the fourth quarter of 2016, Bellatrix completed two asset dispositions. Firstly, Bellatrix completed the Pembina property sale for total consideration of $47 million, consisting of approximately $42 million in cash and 2,171,667 common shares of the purchaser with a fair value of $5 million at the time of sale. Bellatrix recorded a loss of $26.2 million on the disposition. Secondly, Bellatrix completed the Harmattan property sale for total consideration of $80 million including net cash proceeds of approximately $65 million, and a $15 million loan receivable bearing interest at 10%. Bellatrix recorded a loss of $147.7 million on the disposition. The net cash proceeds from the Pembina and the Harmattan property sales were used to reduce the Company's outstanding Credit Facilities.
For the year ended December 31, 2016, the Company recognized total net gains on disposition of $6.7 million, relating to gains on wells drilled under a joint venture agreement that was terminated in December 2016.
For the year ended December 31, 2017, the Company capitalized $7.6 million (2016: $7.0 million) of general and administrative expenses and $0.8 million (2016: $1.4 million) of share-based compensation costs directly related to exploration and development activities.
Business Combination
Bellatrix completed a property acquisition of complementary assets within its core Ferrier area for total consideration of $29.2 million in June 2016, paid through the issuance of 4,109,515 common shares of Bellatrix. Bellatrix assessed the property acquisition and determined it to constitute a business combination under IFRS. The acquired assets consisted of $29.7 million of oil and natural gas properties, the value of which was determined using observable market metrics in addition to $0.5 million of decommissioning liabilities assumed as a result of the acquisition.
Impairment Loss (Reversal)
Bellatrix performed an assessment of possible indicators of impairment or impairment reversal on all of the Company’s CGUs. At December 31, 2017, impairment indicators were identified for the Company’s non-core North Alberta CGU and non-core South Alberta CGU, primarily as a result of a lack of active development plans in the CGUs. No impairment indicators were identified in the Company’s core Central Alberta CGU in 2017.
For the year ended December 31, 2017, a non-cash impairment loss of $12.2 million was recognized in the Company’s non-core North Alberta CGU. The estimated recoverable amount of the North Alberta CGU as at December 31, 2017 was $5.3 million. A non-cash impairment loss of $1.0 million was recognized in the Company’s non-core South Alberta CGU. The estimated recoverable amount of the South Alberta CGU was $1.4 million.
The recoverable amount of the North Alberta and South Alberta CGUs as at December 31, 2017 was determined using a VIU approach, as Bellatrix determined that VIU was greater than FVLCS. VIU was calculated as the net present value of the before-tax cash flows from proved plus probable oil and gas reserves of each CGU based on reserves estimated by Bellatrix’s independent reserve evaluator at December 31, 2017, adjusted for the net present value of the before-tax abandonment and reclamation costs on proved plus probable undeveloped oil and gas reserves.
The VIU of each CGU was based on before-tax discount rates ranging from 15-20% and the following forward commodity price estimates:

Year	Edmonton Crude Ref Oil ($/bbl) (1)	AECO Natural Gas ($/MMBtu) (1)	Butane ($/bbl) (1)	Propane ($/bbl) (1)	Condensate ($/bbl) (1)	CDN$/US$ Exchange Rates(1)
2018	71.36	2.52	51.38	35.68	74.93	1.27
2019	73.44	2.93	52.88	36.72	77.12	1.25
2020	75.47	3.22	54.34	35.85	79.25	1.23
2021	80.49	3.51	57.96	36.22	84.52	1.22
2022	82.38	3.75	59.31	37.07	86.50	1.20
2023	84.22	3.85	60.64	37.90	88.43	1.19
2024	86.01	3.95	61.93	38.70	90.31	1.18
2025	88.85	4.11	63.97	39.98	93.29	1.18
2026	90.62	4.27	65.25	40.78	95.15	1.18
2027	92.43	4.35	66.55	41.60	97.06	1.18
Thereafter	+2% per year	+2% per year	+2% per year	+2% per year	+2% per year	1.18
(1) The InSite price forecasts, effective January 1, 2018.
A 1% increase to the discount rates applied in the impairment calculation for the North Alberta CGU and South Alberta CGU would result in an increase in impairment loss of approximately $0.3 million and $0.1 million, respectively for the year ended December 31, 2017, whereas a 1% decrease to the discount rates applied would result in a corresponding decrease to the impairment loss recognized.
At December 31, 2016, impairments reversal indicators were identified for the Company's core Central Alberta CGU, primarily as a result of a significant increase in the reserves evaluation due to a combination of actual well performance exceeding previous estimates resulting in strong positive technical revisions and infill drilling additions in 2016. Impairment indicators were identified for the Company's non-core South Central CGU given the Company was no longer focused on actively developing these assets. The South Central CGU assets were subsequently sold in the second quarter of 2017.
For the year ended December 31, 2016, a non-cash impairment reversal of $307.0 million was recognized in the Company’s core Central Alberta CGU, representing the maximum amount of impairment reversal able to be taken based on prior impairment loss less depletion and dispositions. The estimated recoverable amount of the Central Alberta CGU as at December 31, 2016 was $1.3 billion. A non-cash impairment loss of $43 million was recognized in the Company's non-core South Central CGU. The estimated recoverable amount of the South Central CGU was $64 million. No impairment was recognized in the Company's non-core North Alberta and South Alberta CGUs in 2016. The VIU determination of estimated recoverable amounts of each CGU was based on before-tax discount rates ranging from 10-20% and the following forward commodity price estimates:

Year	Edmonton Crude Ref Oil ($/bbl) (1)	AECO Gas ($/MMBtu) (1)	Butane ($/bbl) (1)	Propane ($/bbl) (1)	Condensate ($/bbl) (1)	CDN$/US$ Exchange Rates(1)
2017	68.33	3.47	47.83	23.92	75.17	1.33
2018	72.32	3.42	52.07	25.31	79.55	1.29
2019	76.05	3.59	54.75	26.62	83.65	1.25
2020	79.54	3.93	57.27	27.84	87.50	1.21
2021	82.82	4.01	59.63	28.99	91.11	1.18
2022	88.60	4.17	63.79	31.01	97.46	1.18
2023	90.37	4.27	65.07	31.63	99.41	1.18
2024	92.18	4.43	66.37	32.26	101.39	1.18
2025	94.02	4.52	67.69	32.91	103.42	1.18
2026	95.90	4.61	69.05	33.57	105.49	1.18
Thereafter	+2% per year	+2% per year	+2% per year	+2% per year	+2% per year	1.18
(1) The InSite price forecasts, effective January 1, 2017.